VOTING AGREEMENT


     This Voting Agreement ("Agreement") is made and entered into as of December 26, l998 between The Fairchild Corporation, a Delaware corporation ("Parent"), and the undersigned stockholder ("Stockholder") of Kaynar Technologies Inc., a Delaware corporation (the "Company").

                                    Recitals

     A. Concurrently with the execution of this Agreement, Parent, Company and Dah Dah, Inc., a Delaware corporation and a wholly owned subsidiary of Parent ("Merger Sub"), have entered into an Agreement and Plan of Reorganization of even date herewith (the "Merger Agreement") which provides for the merger (the "Merger") of Merger Sub with and into the Company. Pursuant to the Merger, shares of capital stock of the Company will be converted into cash in the manner set forth in the Merger Agreement.

     B. The Stockholder is the record holder and beneficial owner (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act")) of such number of shares (the "Shares") of the outstanding Common Stock of the Company as is indicated on the final page of this Agreement.

     C. Parent desires the Stockholder to agree, and the Stockholder is willing to agree, not to transfer or otherwise dispose of any of the Shares, or any other shares of capital stock of the Company acquired hereafter and prior to the Expiration Date (as defined in Section 1.1 below), except as otherwise permitted hereby, and to vote the Shares and any other such shares of capital stock of the Company so as to facilitate consummation of the Merger.

     NOW, THEREFORE, in consideration of thc covenants, promises and representations set forth herein, the parties agree as follows:

     1. Agreement to Retain Shares.

     1.1 Transfer and Encumbrance. Unless the transferee agrees to be bound by the terms of this Agreement, Stockholder agrees not to transfer (except as may be specifically required by court order), sell, exchange, pledge or otherwise dispose of or encumber any of the Shares or any New Shares as defined in Section
1.2 below, or to make any offer or agreement relating thereto, at any time prior to the Expiration Date. As used herein, the term "Expiration Date" shall mean the earlier to occur of (i) such date and time as the Merger shall become effective in accordance with the terms and provisions of the Merger Agreement and (ii) such date as the Merger Agreement shall be terminated pursuant to
Article VII thereof.

     1.2 Additional Purchases. Stockholder agrees that any shares of capital stock of the Company that Stockholder purchases or with respect to which Stockholder otherwise acquires beneficial ownership (as such term is defined in Rule 13d-3 under the Exchange Act) after the execution of this Agreement and prior to the Expiration Date ("New Shares") shall be subject to the terms and conditions of this Agreement to the same extent as if they constituted Shares.

     2. Agreement to Vote Shares. At every meeting of the Stockholders of the Company called with respect to any of the following, and at every adjournment thereof, and on every action or approval by written consent of the Stockholders of the Company with respect to any of the following, Stockholder shall vote the Shares and any New Shares: (i) in favor of approval of the Merger Agreement and the Merger and any matter that could reasonably be expected to facilitate the Merger; and (ii) against approval of any proposal made in opposition to or competition with consummation of the Merger and against any merger, consolidation, sale of assets, reorganization or recapitalization, with any party other than with Parent and its affiliates and against any liquidation or winding up of the Company (each of the foregoing is hereinafter referred to as an "Opposing Proposal"); provided that the Merger Agreement and the transactions contemplated therein shall not have been amended or modified in any material respect. Stockholder agrees not to take any actions contrary to Stockholder's obligations under this Agreement.

     3. Representations, Warranties and Covenants of the Stockholder. Stockholder hereby represents, warrants and covenants to Parent as follows:

     3.1 Ownership of Shares. Stockholder (i) is the beneficial owner of the Shares, (ii) does not beneficially own any shares of capital stock of the Company other than the Shares (excluding shares as to which Stockholder currently disclaims beneficial ownership in accordance with applicable law); and
(iii) has full power and authority to make, enter into and carry out the terms of this Agreement.

     3.2 No Proxy Solicitations. Stockholder will not, and will not permit any entity under Stockholder's control to: (i) solicit proxies or become a "participant" in a "solicitation" (as such terms are defined in Regulation 14A under the Exchange Act) with respect to an Opposing Proposal or otherwise encourage or assist any party in taking or planning any action that would compete with, restrain or otherwise serve to interfere with or inhibit the timely consummation of the Merger in accordance with the terms of the Merger Agreement; (ii) initiate a Stockholders' vote or action by consent of the Company Stockholders with respect to an Opposing Proposal; or (iii) become a member of a "group" (as such term is used in Section 13(d) of the Exchange Act) with respect to any voting securities of the Company with respect to an Opposing Proposal.

     4. Additional Documents. Stockholder hereby covenants and agrees to execute and deliver any additional documents necessary or desirable, in the reasonable opinion of Parent and Stockholder, as the case may be, to carry out the intent of this Agreement.

     5. Termination. This Agreement shall terminate and shall have no further force or effect as of the Expiration Date.

     6. Miscellaneous.

     6.1 Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, then the



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

remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

     6.2 Binding Effect and Assignment. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, but, except as otherwise specifically provided herein, neither this Agreement nor any of the rights, interests or obligations of thc parties hereto may be assigned by either of the parties without prior written consent of the other.

     6.3 Amendments and Modification. This Agreement may not be modified, amended, altered or supplemented except upon the execution and delivery of a written agreement executed by the parties hereto.

     6.4 Specific Performance; Injunctive Relief. The parties hereto acknowledge that Parent will be irreparably harmed and that there will be no adequate remedy at law for a violation of any of the covenants or agreements of Stockholder set forth herein. Therefore, it is agreed that, in addition to any other remedies that may be available to Parent upon any such violation, Parent shall have the right to enforce such covenants and agreements by specific performance, injunctive relief or by any other means available to Parent at law or in equity.

     6.5 Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and sufficient if delivered in person, by cable, telegram or telex, or sent by mail (registered or certified mail, postage prepaid, return receipt requested) or overnight courier (prepaid) to the respective parties as follows:

                  If to Parent:

                  The Fairchild Corporation
                  45025 Aviation Drive
                  Dulles, Virginia  20166
                  Attention: Donald Miller, Esq.
                  Telephone No.: (703) 478-5945
                  Telecopy No.: (703) 478-5995

                  with a copy to:

                  Cahill Gordon & Reindel
                  80 Pine Street
                  New York, New York  10005
                  Attention: James J. Clark, Esq.
                  Telephone No.: (212) 701-3849
                  Telecopy No.: (212) 269-5420

                  If to the Stockholder:

                  c/o Kaynar Technologies Inc.


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

                  500 North State College Boulevard, Suite 1000
                  Orange, California  92831-1638

                  With a copy to:

                  O'Melveny & Myers LLP
                  400 South Hope Street
                  Los Angeles, California  90071
                  Attention: C. James Levin, Esq.
                  Telephone No.: (213) 430-6578
                  Telecopy No.: (213) 430-6407

or to such other address as any party may have furnished to the other in writing in accordance herewith, except that notices of change of address shall only be effective upon receipt.

     6.6 Governing Law. This Agreement shall be governed by, and construed and enforced in accordance with, the internal laws of the State of Delaware.

     6.7 Entire Agreement. This Agreement contains the entire understanding of the parties in respect of the subject matter hereof, and supersedes all prior negotiations and understandings between the parties with respect to such subject matter.

     6.8 Counterparts. This Agreement may be executed in several counterparts, each of which shall be an original, but all of which together shall constitute one and the same agreement.

     6.9 Effect of Headings. The section headings herein are for convenience only and shall not affect the construction of interpretation of this Agreement.



                   [Balance of Page left Intentionally Blank]




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

     IN WITNESS WHEREOF, the parties have caused this Voting Agreement to be duly executed on the day and year first above written.



                            THE FAIRCHILD CORPORATION



                            By:  /s/ Donald E. Miller
                            --------------------------------------
                            Name:  Donald E. Miller
                            Title: Executive Vice President



                            DAVID A. WERNER


                            /s/ David A. Werner
                            --------------------------------------



                            Shares beneficially owned:

                            341,564 shares of Common Stock









                   *** SIGNATURE PAGE FOR VOTING AGREEMENT ***



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